UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2006
THE HOUSTON EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Louisiana Street, Suite 2000 Houston, Texas (Address of principal executive offices)	77002-5215 (Zip Code)
(713) 830-6800
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.03 Amendments to Article of Incorporation or Bylaws; Changes in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Amended and Restated 2004 Long Term Incentive Plan
Amendment to Executive Deferred Compensation Plan
Restated Bylaws

Item 1.01 Entry into a Material Definitive Agreement
Amended and Restated 2004 Long Term Incentive Plan
     On January 31, 2006, the Board of Directors of The Houston Exploration Company (the “Company”) approved certain amendments to the Company’s 2004 Long Term Incentive Plan (the “Plan”) with respect to equity compensation of non-employee directors. Prior to these amendments, commencing on September 20, 2004, each non-employee director of the Company received an automatic grant on September 20th of each year of (i) nonqualified options to purchase 2,000 shares of the Company’s common stock and (ii) 2,000 shares of the Company’s restricted stock. Under the Plan as amended, non-employee directors will no longer be eligible to receive grants of nonqualified stock options. However, non-employee directors will continue to receive automatic grants of restricted stock each year, except that such grants will be made as of the date of the Company’s annual meeting of shareholders and the number of shares received by each non-employee director will be calculated by dividing $100,000 by the closing price of the Company’s common stock on the date of grant. In addition, the amended Plan shortens the vesting period for restricted stock from five years to three years following the date of grant.
     This description is qualified in its entirety by reference to the Plan, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
Amended Executive Deferred Compensation Plan
     On January 31, 2006, the Board of Directors of the Company also amended the Company’s Executive Deferred Compensation Plan to take advantage of certain transition relief described in IRS Notice 2005-1 in order to comply with provisions added to the Internal Revenue Code by the American Jobs Creation Act of 2004.
     This description is qualified in its entirety by reference to the Amendment to the Executive Deferred Compensation Plan, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated by reference herein.
Item 5.03 Amendments to Article of Incorporation or Bylaws; Changes in Fiscal Year
     On January 31, 2006, the Board of Directors also adopted Restated Bylaws. The Restated Bylaws are substantially identical to the Company’s bylaws prior to the amendments, except that certain timeframes have been shortened and certain other changes were made to conform to current Delaware corporate law. Under the Restated Bylaws, the timeframe for a stockholder to properly bring business before an annual meeting or to nominate a person for election to the Board of Directors has been shortened such that the stockholder’s notice must be received not less than 60 days nor more than 90 days in advance of the first anniversary of the date of the mailing of the Company’s proxy statement for the previous year’s annual meeting. Under the prior bylaws, such notice had to be received not less than 120 days nor more than 150 days prior to such anniversary. These new deadlines will take effect commencing with the Company’s annual meeting of stockholders in 2007.

     This description is qualified in its entirety by reference to the Restated Bylaws, which are attached as Exhibit 99.3 to this Form 8-K and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1	The Houston Exploration Company Amended and Restated 2004 Long Term Incentive Plan

99.2	Amendment to The Houston Exploration Company Executive Deferred Compensation Plan

99.3	Restated Bylaws of The Houston Exploration Company

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2006	THE HOUSTON EXPLORATION COMPANY

	By:	/s/ JAMES F. WESTMORELAND

James F. Westmoreland
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The Houston Exploration Company Amended and Restated 2004 Long Term Incentive Plan

99.2	Amendment to The Houston Exploration Company Executive Deferred Compensation Plan

99.3	Restated Bylaws of The Houston Exploration Company